UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21969

The GDL Fund

(formerly, The Gabelli Global Deal Fund)

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund

Annual Report

December 31, 2011

Mario J. Gabelli, CFA

To Our Shareholders,

The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semiannual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

Because we do not want our portfolio manager to eliminate his opinions and/or restrict his commentary to historical facts, we have separated his commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Investment Performance

For the year ended December 31, 2011, the net asset value (“NAV”) total return of The GDL Fund was 1.3%, compared with a total return of 0.1% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was (2.5)%. On December 31, 2011, the Fund’s NAV per share was $13.94, while the price of the publicly traded shares closed at $11.80 on the New York Stock Exchange (“NYSE”).

Enclosed are the schedule of investments and financial statements as of December 31, 2011.

Sincerely yours,

February 22, 2012	Bruce N. Alpert President

Comparative Results

Average Annual Returns through December 31, 2011 (a) (Unaudited)
	1 Year	3 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	1.26%	3.40%	1.88%
Investment Total Return (c)	(2.51)	5.98	(1.42)
3 Month U.S. Treasury Bill Index	0.05	0.11	1.15
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

THE GDL FUND

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2011:

Long Positions

U.S. Government Obligations	38.0%
Health Care	12.2%
Computer Software and Services	10.8%
Energy and Utilities	7.8%
Aerospace and Defense	6.2%
Electronics	4.9%
Materials	4.4%
Financial Services	4.1%
Food and Beverage	2.2%
Diversified Industrial	1.5%
Telecommunications	0.9%
Computer Hardware	0.9%
Retail	0.9%
Machinery	0.8%
Cable and Satellite	0.8%
Semiconductors	0.5%
Consumer Products and Services	0.5%

Business Services	0.5%
Metals and Mining	0.4%
Wireless Telecommunications Services	0.4%
Building and Construction	0.4%
Environmental Control	0.2%
Transportation	0.2%
Specialty Chemicals	0.2%
Entertainment	0.1%
Communications Equipment	0.1%
Aerospace	0.1%
Equipment and Supplies	0.0%
Hotels and Gaming	0.0%
Media	0.0%
Real Estate	0.0%
Educational Services	0.0%
Publishing	0.0%

100.0%

Short Positions
Transportation	(0.2)%

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

THE GDL FUND

SCHEDULE OF INVESTMENTS

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS — 60.8%
	Aerospace and Defense — 6.2%
30,000	Charter International plc	$376,121	$440,272
39,000	Exelis Inc.	524,701	352,950
208,000	Goodrich Corp.	25,138,988	25,729,600
21,000	Kratos Defense & Security Solutions Inc.†	247,518	125,370
76,000	The Allied Defense Group Inc.† (a)	534,467	239,400

		26,821,795	26,887,592

	Building and Construction — 0.4%
30,000	Fortune Brands Home & Security Inc.†	376,416	510,900
6,392	Nibe Industrier AB, Cl. B†	105,686	91,698
80,000	Wavin NV†	991,915	983,628

		1,474,017	1,586,226

	Business Services — 0.5%
5,000	Acxiom Corp.†	55,055	61,050
85,000	Clear Channel Outdoor Holdings Inc., Cl. A†	596,386	1,066,750
32,000	Diebold Inc.	1,165,935	962,240

		1,817,376	2,090,040

	Cable and Satellite — 0.8%
10,000	AMC Networks Inc., Cl. A†	175,660	375,800
220,000	British Sky Broadcasting Group plc	2,440,844	2,502,640
25,000	Cablevision Systems Corp., Cl. A	281,985	355,500

		2,898,489	3,233,940

	Communications Equipment — 0.1%
6,000	RuggedCom Inc.†	130,820	141,939
35,000	Tekelec†	383,525	382,550

		514,345	524,489

	Computer Hardware — 0.0%
1,000	Seagate Technology plc	13,945	16,400

	Computer Software and Services — 10.8%
90,000	Blue Coat Systems Inc.†	2,267,760	2,290,500
200,065	DemandTec Inc.†	2,627,639	2,634,856
400,000	Magma Design Automation Inc.†	2,866,384	2,872,000
3,000	Mentor Graphics Corp.†	19,025	40,680
1,000	Orc Group AB	12,617	12,496
420,300	RightNow Technologies Inc.†	18,021,882	17,959,419
21,600	Soapstone Networks Inc.†	0	162
480,000	SuccessFactors Inc.†	19,064,664	19,137,600
107,000	Yahoo! Inc.†	2,092,201	1,725,910

		46,972,172	46,673,623

	Consumer Products and Services — 0.5%
30,000	Avon Products Inc.	822,777	524,100
32,000	Harman International Industries Inc.	1,197,435	1,217,280
8,000	Heelys Inc.†	20,860	14,800
7,000	The Clorox Co.	481,407	465,920

		2,522,479	2,222,100

	Diversified Industrial — 1.5%
22,000	ITT Corp.	498,047	425,260
226,698	Myers Industries Inc.	4,534,294	2,797,453
100,000	RSC Holdings Inc.†	1,791,910	1,850,000
112,000	Smiths Group plc	2,087,716	1,591,502

		8,911,967	6,664,215

Shares		Cost	Market Value

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	$46,025	$26,040

	Electronics — 4.9%
500	Aleo Solar AG†	16,389	13,849
211,700	Alliance Semiconductor Corp.†	1,035,247	27,521
104,000	Bel Fuse Inc., Cl. A	3,090,309	2,186,080
3,500	CSR plc, ADR†	51,380	40,005
480,000	Laird plc	1,516,832	1,149,460
340,000	Netlogic Microsystems Inc.†	16,368,178	16,853,800
24,000	Novellus Systems Inc.†	964,749	990,960
10,000	Zygo Corp.†	82,077	176,500

		23,125,161	21,438,175

	Energy and Utilities — 7.8%
40,000	AGL Resources Inc.	1,605,600	1,690,400
3,552	Atlantic Power Corp.†	59,024	50,628
101,003	Atlas Energy LP	1,495,297	2,454,373
97,964	Central Vermont Public Service Corp.	3,423,795	3,438,536
40,000	Complete Production Services Inc.†	1,270,255	1,342,400
290,000	Dragon Oil plc	1,777,859	2,061,553
70,000	Dynegy Inc.†	321,650	193,900
60,000	El Paso Corp.	1,457,649	1,594,200
151,400	Endesa SA	5,230,833	3,105,792
7,000	Ensco plc, ADR	374,850	328,440
2,500	EXCO Resources Inc.	30,100	26,125
1,000	Grande Cache Coal Corp.†	9,825	9,728
19,500	Heritage Oil plc†	99,825	58,295
1,000	Newave Energy Holding SA†	59,846	59,193
75,000	NRG Energy Inc.†	1,751,497	1,359,000
1,000	Origin Energy Ltd.	15,738	13,644
100,000	Progress Energy Inc.	4,465,468	5,602,000
242,000	Southern Union Co.	9,593,737	10,190,620
1,400	Walter Energy Inc.	90,952	84,784
100,000	WesternZagros Resources Ltd.†	303,795	65,767

		33,437,595	33,729,378

	Entertainment — 0.1%
42,000	Take-Two Interactive Software Inc.†	321,390	569,100

	Environmental Control — 0.2%
150,000	WCA Waste Corp.†	965,550	976,500

	Equipment and Supplies — 0.0%
511,000	Gerber Scientific Inc., Escrow† (a)	0	5,110
1,000	The Middleby Corp.†	23,710	94,040

		23,710	99,150

	Financial Services — 4.1%
5,000	CNinsure Inc., ADR†	77,552	34,600
50,000	Delphi Financial Group Inc., Cl. A	2,202,120	2,215,000
94,000	First Niagara Financial Group Inc.	1,314,911	811,220
160,000	Harleysville Group Inc.	9,462,434	9,051,200
1,000	NYSE Euronext	34,700	26,100
240,000	SLM Corp.	3,499,530	3,216,000
72,500	The Charles Schwab Corp.	1,330,133	816,350
30,000	Transatlantic Holdings Inc.	1,579,962	1,641,900

		19,501,342	17,812,370

See accompanying notes to financial statements.

THE GDL FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage — 2.2%
28,000	Beam Inc.	$1,239,549	$1,434,440
200,000	China Huiyuan Juice Group Ltd.	180,252	67,983
1,705,000	Parmalat SpA	6,079,644	2,934,899
22,000	Ralcorp Holdings Inc.†	1,790,327	1,881,000
1,000	Reddy Ice Holdings Inc.†	739	240
180,271	Sara Lee Corp.	3,169,513	3,410,727

		12,460,024	9,729,289

	Health Care — 12.0%
1,000	Actelion Ltd.†	47,364	34,334
3,000	AMAG Pharmaceuticals Inc.†	43,128	56,730
50,000	American Dental Partners Inc.†	933,324	941,500
11,000	ArthroCare Corp.†	66,679	348,480
800	Biogen Idec Inc.†	43,889	88,040
2,000	Enzon Pharmaceuticals Inc.†	17,870	13,400
6,000	Gilead Sciences Inc.†	238,465	245,580
6,600	Grifols SA, ADR†	48,000	36,498
300,000	Healthspring Inc.†	16,194,762	16,362,000
44,500	Indevus Pharmaceuticals Inc., Escrow† (a)	0	48,950
6,000	Medco Health Solutions Inc.†	325,534	335,400
171,000	Pharmasset Inc.†	23,000,384	21,922,200
750,000	Q-Med AB, Escrow† (a)	0	0
240,000	Smith & Nephew plc	2,653,926	2,331,346
100,000	SonoSite Inc.†	5,365,450	5,386,000
1,400	Synageva BioPharma Corp.†	25,025	37,282
53,450	Synovis Life Technologies Inc.†	1,490,787	1,487,514
12,000	Synthes Inc. (b)	2,040,581	2,012,137
24,000	WuXi PharmaTech Cayman Inc., ADR†	405,739	264,960

		52,940,907	51,952,351

	Hotels and Gaming — 0.0%
1,000	MGM Resorts International†	2,620	10,430
2,400	Sonesta International Hotels Corp., Cl. A†	73,739	73,680

		76,359	84,110

	Machinery — 0.8%
1,138,700	Kverneland ASA†	2,035,893	2,027,664
50,000	Xylem Inc.	1,492,670	1,284,500

		3,528,563	3,312,164

	Materials — 4.4%
6,000	CIMPOR - Cimentos de Portugal SGPS SA	45,956	41,289
600,000	Temple-Inland Inc.	18,840,448	19,026,000

		18,886,404	19,067,289

	Media — 0.0%
45,000	APN News & Media Ltd.	212,514	32,678

	Metals and Mining — 0.4%
100,000	Anvil Mining Ltd.†	772,941	720,491
28,000	Camino Minerals Corp.†	5,242	3,710
33,000	Commercial Metals Co.	464,433	456,390
10,000	Forsys Metals Corp.†	52,017	7,166
5,000	Jaguar Mining Inc.†	37,363	31,900
5,000	Lonmin plc	73,737	76,097
3,000	Lundin Mining Corp.†	19,977	11,396
10,000	Pilot Gold Inc.†	30,586	12,663
3,000	Quadra FNX Mining Ltd.†	45,736	44,407
10,000	Vulcan Materials Co.	389,448	393,500
8,000	Xstrata plc	47,711	121,506

		1,939,191	1,879,226

Shares		Cost	Market Value

	Publishing — 0.0%
136,000	SCMP Group Ltd.	$48,079	$25,391

	Real Estate — 0.0%
5,000	ECO Business-Immobilien AG†	39,976	30,156

	Retail — 0.9%
90,000	99 Cents Only Stores†	1,956,181	1,975,500
4,500	Casey’s General Stores Inc.	168,547	231,795
20,000	Charming Shoppes Inc.†	92,978	98,000
2,000	Dollar Thrifty Automotive Group Inc.†	112,937	140,520
270,000	J. Crew Group Inc., Escrow† (a)	0	0
47,000	McCormick & Schmick’s Seafood Restaurants Inc.†	406,815	410,780
1,000	Morton’s Restaurant Group Inc.†	6,845	6,880
2,000	Regis Corp.	37,316	33,100
100,000	Winn-Dixie Stores Inc.†	932,054	938,000

		3,713,673	3,834,575

	Semiconductors — 0.5%
400,000	Advanced Analogic Technologies Inc.†	2,319,626	2,312,000
2,500	LTX-Credence Corp.†	18,894	13,375

		2,338,520	2,325,375

	Specialty Chemicals — 0.2%
10,000	Ashland Inc.	90,356	571,600
1,000	SGL Carbon SE†	57,689	49,298

		148,045	620,898

	Telecommunications — 0.9%
11,000	AboveNet Inc.†	629,114	715,110
700,000	Asia Satellite Telecommunications Holdings Ltd.	1,556,319	1,406,021
12,000	BCE Inc.	249,753	500,040
39,000	CenturyLink Inc.	1,505,790	1,450,800

		3,940,976	4,071,971

	Transportation — 0.2%
14,019	Kirby Corp.†	819,854	923,037

	Wireless Telecommunications Services — 0.4%
46,000	Motorola Mobility Holdings Inc.†	1,754,155	1,784,800

	TOTAL COMMON STOCKS	272,214,598	264,222,648

	RIGHTS — 0.2%
	Health Care — 0.2%
187,200	Adolor Corp., expire 07/01/19†	0	97,344
201,600	American Medical Alert Corp. (a)	0	2,016
80,700	Clinical Data Inc., CVR, expire 04/14/18† (a)	0	76,665
390,000	Sanofi, CVR, expire 12/31/20†	646,125	468,000

	TOTAL RIGHTS	646,125	644,025

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
220	Kinross Gold Corp., Cl. D, expire 09/17/14†	1,048	313

Principal Amount

	CONVERTIBLE CORPORATE BONDS — 1.0%
	Aerospace — 0.1%
$500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	389,929	453,125

See accompanying notes to financial statements.

THE GDL FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Principal Amount			Cost	Market Value

		CONVERTIBLE CORPORATE BONDS (Continued)
		Computer Hardware — 0.9%
$4,000,000		SanDisk Corp., Cv., 1.000%, 05/15/13	$3,731,953	$3,915,000

		TOTAL CONVERTIBLE CORPORATE BONDS	4,121,882	4,368,125

		U.S. GOVERNMENT OBLIGATIONS — 38.0%
165,209,000		U.S. Treasury Bills, 0.000% to 0.055%††, 02/23/12 to 06/21/12 (c)(d)	165,191,428	165,191,922

TOTAL INVESTMENTS — 100.0%			$442,175,081	434,427,033

SECURITIES SOLD SHORT (Proceeds received $814,707)				(923,011)

			Settlement Date	Unrealized Appreciation/ Depreciation

		FORWARD FOREIGN EXCHANGE CONTRACTS
5,000,000	(d)(e)	Deliver Euros in exchange for United States Dollar 6,472,479	01/27/12	67,022
4,000,000	(f)	Deliver British Pounds in exchange for United States Dollar 6,210,375	01/27/12	55,185

		TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		122,207

Notional Amount			Termination Date

		EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$257,337
(100,000	Shares)	Gulf Keystone Petroleum Ltd.	06/27/12	37,611
584,563
(45,000	Shares)	Hamworthy plc	11/27/12	(8,279)

		TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		29,332

Other Assets and Liabilities (Net)				4,099,481

PREFERRED STOCK (2,879,758 preferred shares outstanding)				(143,987,900)

NET ASSETS — COMMON SHARES (21,078,689 common shares outstanding)				$293,767,142

NET ASSET VALUE PER COMMON SHARE ($293,767,142 ÷ 21,078,689 shares outstanding)				$13.94

Shares			Proceeds	Market Value

		SECURITIES SOLD SHORT — (0.2)%
		Transportation — (0.2)%
14,019		Kirby Corp.	$814,707	$923,011

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2011, the market value of the fair valued security amounted to $372,141 or 0.09% of total investments.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the market value of the Rule 144A security amounted to $2,012,137 or 0.46% of total investments.
(c)	At December 31, 2011, $2,000,000 of the principal amount was pledged as collateral for a security sold short held at Pershing, and $28,300,000 of the principal amount was pledged as collateral for forward foreign exchange contracts held at State Street Bank.
(d)	At December 31, 2011, $250,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements.
(e)	Principal amount denoted in Euros.
(f)	Principal amount denoted in British Pounds.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	94.6%	$411,254,956
Europe	4.3	18,544,756
Asia/Pacific	0.6	2,565,768
Africa/Middle East	0.5	2,061,553

Total Investments	100.0%	$434,427,033

Short Positions
North America	(0.2)%	$(923,011)

See accompanying notes to financial statements.

THE GDL FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

Assets:
Investments, at value (cost $442,175,081)	$434,427,033
Foreign currency, at value (cost $1,609,745)	1,615,007
Cash	9,397
Deposit at brokers (including $814,707 proceeds from short sales)	914,599
Receivable for investments sold	3,061,713
Dividends and interest receivable	214,726
Unrealized appreciation on forward foreign exchange contracts	122,207
Unrealized appreciation on swap contracts	37,611
Deferred offering expense	606,050

Total Assets	441,008,343

Liabilities:
Securities sold short, at value	923,011
Payable for investments purchased	496,374
Distributions payable	139,988
Payable for investment advisory fees	1,501,562
Payable for payroll expenses	36,929
Payable for accounting fees	3,750
Series B Cumulative Preferred Shares, callable and mandatory redemption on 03/26/18 (See Notes 2 and 5)	143,987,900
Unrealized depreciation on swap contracts	8,279
Other accrued expenses	143,408

Total Liabilities	147,241,201

Net Assets Attributable to Common Shareholders	$293,767,142

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$303,048,450
Accumulated distributions in excess of net investment income	(231,697)
Accumulated net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	(1,344,809)
Net unrealized depreciation on investments	(7,748,048)
Net unrealized appreciation on swap contracts	29,332
Net unrealized depreciation on securities sold short	(108,304)
Net unrealized appreciation on foreign currency translations	122,218

Net Assets	$293,767,142

Net Asset Value per Common Share:
($293,767,142 ÷ 21,078,689 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$13.94

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $98,617)	$3,366,394
Interest	339,493

Total Investment Income	3,705,887

Expenses:
Investment advisory fees	3,589,863
Interest expense on preferred shares	10,396,774
Offering expense for issuance of preferred shares	586,690
Shareholder communications expenses	143,974
Trustees’ fees	133,608
Payroll expenses	109,431
Legal and audit fees	84,356
Custodian fees	71,671
Dividend expense on securities sold short	58,241
Accounting fees	45,000
Shareholder services fees	19,595
Interest expense	110
Miscellaneous expenses	104,788

Total Expenses	15,344,101

Net Investment Loss	(11,638,214)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	18,721,599
Net realized gain on swap contracts	10,276
Net realized gain on securities sold short	463,525
Net realized gain on foreign currency transactions	792,367

Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	19,987,767

Net change in unrealized appreciation/depreciation:
on investments	(4,193,363)
on swap contracts	33,997
on securities sold short	(108,304)
on foreign currency translations	(122,495)

Net change in unrealized appreciation/depreciation on investments, swap contracts, securities sold short, and foreign currency translations	(4,390,165)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	15,597,602

Net Increase in Net Assets Resulting from Operations	3,959,388

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$3,959,388

See accompanying notes to financial statements.

THE GDL FUND

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended December 31, 2011	Year Ended December 31, 2010
Operations:
Net investment loss	$(11,638,214)	$(11,769,730)
Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	19,987,767	14,225,755
Net change in unrealized appreciation/depreciation on investments, swap contracts, securities sold short, and foreign currency translations	(4,390,165)	7,270,340

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	3,959,388	9,726,365

Distributions to Common Shareholders:
Net investment income	(330,374)	—
Net realized short-term gain	(8,220,176)	(563,444)
Net realized long-term gain	(47,463)	—
Return of capital	(18,441,946)	(26,544,152)

Total Distributions to Common Shareholders	(27,039,959)	(27,107,596)

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,133,250)	(134,536)
Recapture of gain on sale of Fund shares by an affiliate	—	10,388

Net Decrease in Net Assets from Fund Share Transactions	(1,133,250)	(124,148)

Net Decrease in Net Assets Attributable to Common Shareholders	(24,213,821)	(17,505,379)

Net Assets Attributable to Common Shareholders:
Beginning of period	317,980,963	335,486,342

End of period (including undistributed net investment income of $0 and $0, respectively)	$293,767,142	$317,980,963

See accompanying notes to financial statements.

THE GDL FUND

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2011

Net Increase in net assets resulting from operations	$3,959,388

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of investment securities	(1,170,131,405)
Proceeds from sales of investment securities	1,214,059,454
Proceeds from short sales of investment securities	1,278,232
Net sales of short-term investment securities	(51,560,550)
Net realized gain on investments	(18,721,599)
Net realized gain on securities sold short	(463,525)
Net change in unrealized appreciation/depreciation on investments and swap contracts	4,159,366
Net amortization of premium/(discount)	(267,042)
Increase in receivable in unrealized appreciation on forward foreign exchange contracts	(218,313)
Net change in unrealized appreciation/depreciation on securities sold short contracts	108,304
Decrease in receivable for investments sold	4,758,568
Decrease in payable for investments purchased	(6,599,049)
Increase in deposit at broker	(914,599)
Decrease in dividends and interest receivable	243,048
Decrease in deferred offering expense	47,053
Decrease in prepaid expense	11,181
Decrease in payable for investment advisory fees	(1,994,211)
Increase in payable for payroll expenses	5,777
Decrease in payable for accounting fees	(3,750)
Increase in other accrued expenses	19,552

Net cash used in operating activities	(22,224,120)

Repayment of Series A 8.50% Cumulative Preferred Shares	(96,012,100)
Issuance of Series B Cumulative Preferred Shares, callable and mandatory redemption on 03/26/18	143,987,900
Increase in distributions payable	26,640
Distributions to Common Shareholders	(27,039,959)
Decrease in payable for Fund shares repurchased	(134,536)
Decrease from repurchase of common shares	(1,133,250)

Net cash from financing activities	19,694,695

Net decrease in cash	(2,529,425)

Cash (including foreign currency):
Beginning of period	4,153,829

End of period	$1,624,404

See accompanying notes to financial statements.

THE GDL FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,						Period Ended December 31, 2007 (g)
	2011	2010		2009		2008
Operating Performance:
Net asset value, beginning of period	$15.02	$15.84		$16.20		$18.50	$19.06	(h)

Net investment income/(loss)	(0.55)	(0.56)		(0.54)		0.18	0.37
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	0.74	1.02		1.46		(0.89)	0.27

Total from investment operations	0.19	0.46		0.92		(0.71)	0.64

Distributions to Common Shareholders:
Net investment income	(0.02)	—		—		(0.18)	(0.30)
Net realized gain	(0.39)	(0.03)		—		(0.43)	(0.90)
Return of capital	(0.87)	(1.25)		(1.28)		(0.99)	—

Total distributions to common shareholders	(1.28)	(1.28)		(1.28)		(1.60)	(1.20)

Common Share Transactions:
Increase in net asset value from common share transactions	—	—		—		0.01	0.00	(f)
Increase/(decrease) in net asset value from repurchase of common shares	0.01	(0.00	)(f)	(0.00	)(f)	—	—
Recapture of gain on sale of Fund shares by an affiliate	—	0.00	(f)	—		—	—

Total fund share transactions	0.01	0.00	(f)	0.00	(f)	0.01	0.00	(f)

Net Asset Value, End of Period	$13.94	$15.02		$15.84		$16.20	$18.50

NAV total return †	1.26%	3.07%		5.90%		(4.06)%	3.35	%**

Market value, end of period	$11.80	$13.37		$14.41		$13.14	$15.96

Investment total return ††	(2.51)%	1.72%		20.03%		(8.39)%	(14.55	)%***

See accompanying notes to financial statements.

THE GDL FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share of beneficial interest outstanding throughout each period.

	Year Ended December 31,				Period Ended December 31, 2007 (g)
	2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$437,755	$413,993	$431,498	—	—
Net assets attributable to common shares, end of period (in 000’s)	$293,767	$317,981	$335,486	$343,657	$394,017
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs (a)(b)	(3.71)%	(3.60)%	(3.35)%	1.02%	2.12	%(i)
Ratio of operating expenses including interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares (a)(b)	4.89%	4.39%	4.67%	0.67%	0.64	%(i)
Ratio of operating expenses excluding the effect of dividends on securities sold short to average net assets attributable to common shares	4.87%	4.39%	4.67%	0.67%	0.64	%(i)
Ratio of operating expenses excluding interest, dividends on securities sold short, and offering costs to average net assets attributable to common shares	1.56%*	1.89%*	2.53%	0.65%	0.62	%(i)
Portfolio turnover rate	336%	365%	371%	334%	177	%†††
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (c)
Liquidation value, end of period (in 000’s)	—	$96,012	$96,012	—	—
Total shares outstanding (in 000’s)	—	1,920	1,920	—	—
Liquidation preference per share	—	$50.00	$50.00	—	—
Average market value (d)	—	$53.05	$53.40	—	—
Asset coverage per share	—	$215.59	$224.71	—	—
Asset coverage	—	431%	449%	—	—
Series B Cumulative Preferred Shares (e)
Liquidation value, end of period (in 000’s)	$143,988	—	—	—	—
Total shares outstanding (in 000’s)	2,880	—	—	—	—
Liquidation preference per share	$50.00	—	—	—	—
Average market value (d)	$52.46	—	—	—	—
Asset coverage per share	$152.01	—	—	—	—
Asset coverage	304%	—	—	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 411%.
*	The ratio includes amortization of offering costs on preferred shares
**	Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
***	Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”) . Including such Custodian Fee Credits, the expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.66% and 0.63%, respectively. For the years ended December 31, 2011 and 2010, there were no Custodian Fee Credits, and for the year ended December 31, 2009, the effect of Custodian Fee Credits was minimal.
(b)	The Fund incurred interest expense during the years ended December 31, 2011, 2010, 2009, 2008, and during the period ended December 31, 2007. Interest expense on Preferred Shares and offering costs include amounts relating to the 8.50% Series A Preferred Shares from its issuance in 2009 to its repayment in 2011 and to the Series B Preferred Shares from its issuance in 2011 through year end (see Footnotes 2 and 5).
(c)	Series A Cumulative Preferred Shares were first issued on February 6, 2009 and were redeemed on May 31, 2011.
(d)	Based on weekly prices.
(e)	Series B Cumulative Preferred Shares were first issued on April 15, 2011.
(f)	Amount represents less than $0.005 per share.
(g)	The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.
(h)	The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.
(i)	Annualized.

See accompanying notes to financial statements.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS

1.  Organization.  The GDL Fund, formerly The Gabelli Global Deal Fund, is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. Under normal market conditions, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Equipment and Supplies	$94,040	—	$5,110	$99,150
Health Care	51,903,401	—	48,950	51,952,351
Retail	3,834,575	—	0	3,834,575
Other Industries (a)	208,336,572	—	—	208,336,572
Total Common Stocks	264,168,588	—	54,060	264,222,648
Rights (a)	468,000	—	176,025	644,025
Warrants (a)	313	—	—	313
Convertible Corporate Bonds (a)	—	$4,368,125	—	4,368,125
U.S. Government Obligations	—	165,191,922	—	165,191,922
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$264,636,901	$169,560,047	$230,085	$434,427,033
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(923,011)	$—	$—	$(923,011)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(923,011)	$—	$—	$(923,011)
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$37,611	$—	$37,611
FOREIGN CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	122,207	—	122,207
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	—	(8,279)	—	(8,279)
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$151,539	$—	$151,539

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2011. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$—	$—	$28,000	$—	$0	$(28,000)	$—	$—	$—	$—
Equipment and Supplies	—	—	—	5,110	0	—	—	—	5,110	5,110
Financial Services	—	—	99,113	—	0	(99,113)	—	—	—	—
Health Care	48,950	—	—	—	—	—	—	—	48,950	—
Retail	—	—	—	—	0	—	—	—	0	—
Total Common Stocks	48,950	—	127,113	5,110	0	(127,113)	—	—	54,060	5,110
Rights:
Health Care	—	—	—	176,025	0	—	—	—	176,025	176,025
TOTAL INVESTMENTS IN SECURITIES	$48,950	$—	$127,113	$181,135	$0	$(127,113)	$—	$—	$230,085	$181,135

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Merger Arbitrage Risk.  The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount		Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
		Market Value Appreciation on:	One Month LIBOR plus 90 bps plus Market Value Depreciation on:
$257,337	(100,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/27/12	$37,611
			Twelve Month LIBOR plus 90 bps plus Market Value Depreciation on:
584,563	(45,000 Shares)	Hamworthy plc	Hamworthy plc	11/27/12	(8,279)

					$29,332

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2011 had an average monthly notional amount of approximately $399,714.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2011 are reflected within the Schedule of Investments.

The Fund’s volume of activity in forward foreign currency contracts during the year ended December 31, 2011 had an average monthly notional amount of approximately $27,049,335.

Fair Values of Derivative Instruments as of December 31, 2011:

The following table presents the value of derivatives held as of December 31, 2011 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value
Assets:
Forward Currency Exchange Contracts	Assets, Unrealized appreciation on forward foreign exchange contracts	$122,207
Equity Contracts	Assets, Unrealized appreciation on swap contracts	37,611
Liabilities:
Equity Contracts	Liabilities, Unrealized depreciation on swap contracts	(8,279)

Total		$151,539

Effect of Derivative Instruments on the Statement of Operations during the Year Ended December 31, 2011:

The following table presents the effect of derivatives on the Statement of Operations during the year ended December 31, 2011 by primary risk exposure:

Derivative Contracts	Realized gain/(loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation on Derivatives Recognized in Income
Equity Contracts	$10,276	$33,997
Forward Currency Exchange Contracts	(586)	218,313

Total	$9,690	$252,310

Securities Sold Short.  The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination.

The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short at December 31, 2011 are reflected within the Schedule of Investments.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Series B Cumulative Preferred Shares.  For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense” on preferred shares within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/ or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders.  Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series B Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, reclassifications of gains on investments in passive foreign investment companies, capital gain adjustments on sale of investments in real estate investment trusts, recharacterization of distributions, disallowed expenses related to the offering expense on preferred shares, and tax treatment of swap gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2011, reclassifications were made to decrease accumulated distributions in excess of net investment income by $11,777,377 and decrease accumulated net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions by $11,192,160, with an offsetting adjustment to paid-in capital.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long-term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Any paid-in capital that is a component of a distribution and is not sourced from net investment income or realized gains of the Fund should not be considered as yield or total return on an investment from the Fund, respectively.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$8,550,550	$10,396,774	$563,444	$8,183,698
Long-term capital gain	47,463	—	—	—
Return of capital	18,441,946	—	26,544,152	—

Total distributions paid	$27,039,959	$10,396,774	$27,107,596	$8,183,698

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2011, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, swap contracts, and foreign currency translations	$(9,141,320)
Other temporary differences*	(139,988)

Total	$(9,281,308)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2011, the temporary difference between book basis and tax basis net unrealized depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2011:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$443,460,018	$9,097,951	$(18,130,936)	$(9,032,985)
Short sales	(814,707)	—	(108,304)	(108,304)

	$442,645,311	$9,097,951	$(18,239,240)	$(9,141,289)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2008 through December 31, 2011 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the year ended December 31, 2011, the Fund accrued a $1,315,206 performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2011, the Fund paid brokerage commissions on security trades of $529,259 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2011, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2011, the Fund paid or accrued $109,431 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities during the year ended December 31, 2011, other than short-term securities and U.S. Government obligations, aggregated $1,128,591,199 and $1,186,932,274, respectively.

5.  Capital.  The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share.

Transactions in shares of beneficial interest for the years ended December 31, 2011 and December 31, 2010 were as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Shares repurchased	89,021	$1,133,250	10,100	$134,536

The Fund filed a shelf registration statement with the SEC, which became effective August 6, 2008. Under this shelf registration statement, on February 10, 2009, the Fund issued 1,920,242 Series A 8.50% Cumulative Callable Preferred Shares (liquidation preference, $50 per share) (“Series A Preferred Shares”), $0.001 par value, and received $95,532,039 (after solicitation fees paid to Gabelli & Company, Inc. as dealer manager of $480,061). On May 31, 2011, the Fund called all 1,697,246 outstanding Series A Preferred Shares at the redemption price of $50 plus accumulated and unpaid dividends to the redemption date of $0.7674 per share.

Also under this shelf registration statement, the Fund completed an additional rights offering whereby three transferable rights were issued for each Series A Preferred Share held as of March 1, 2011. On April 15, 2011, the Fund issued 2,879,758 Series B Cumulative Puttable and Callable Preferred Shares (liquidation preference, $50 per share) (“Series B Preferred Shares”),

THE GDL FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

$0.001 par value, upon the submission of two rights and either $50 or one share of Series A Preferred Shares. The cash proceeds to the Fund from the exercise of the rights totaled $132,550,124 (after deduction of solicitation fees paid to Gabelli & Company, Inc. as dealer manager of $287,976). In addition, subscribing shareholders surrendered 222,996 Series A Preferred Shares at the $50 liquidation preference value totaling $11,149,800 to acquire Series B Preferred Shares.

The Fund retired all Series A Preferred Shares.

The Series B Preferred Shares pay quarterly distributions in March, June, September, and December of each year at an annual dividend rate of 7.00% for the dividend periods ending on or prior to March 26, 2012. The annual dividend rate thereafter will be reset by the Board and publicly announced in notices at least sixty days prior to (a) March 26, 2012 for the four dividend periods ending March 26, 2013, (b) March 26, 2013 for the eight dividend periods ending March 26, 2015, and (c) March 26, 2015 for all remaining dividend periods prior to the mandatory redemption date of March 26, 2018. The Series B Preferred Shares may be put back to the Fund during a period after the announcement of a new rate, and may be redeemed by the Fund at any time three years after the issuance date of the Series B Preferred Shares. Each reset date will take into account interest rates for debt securities with similar timeframes to put or maturity and annual dividend rates may be lower than 7.00%, but not less than 3.00% annually. At December 31, 2011, there were 2,879,758 Series B Preferred Shares outstanding and accrued dividends amounted to $139,988.

6.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8.  Subsequent Events.  On January 24, 2012, the Board reset the annual dividend rate at 3.00% on the Series B Preferred Shares for the next four dividend periods after March 26, 2012.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

THE GDL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The GDL Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GDL Fund (the “Fund”), as of December 31, 2011, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The GDL Fund at December 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 28, 2012

THE GDL FUND

ADDITIONAL FUND INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GDL Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:
Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 69	Since 2006*	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer- Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)

Edward T. Tokar Trustee Age: 64	Since 2006**	2	Senior Managing Director of Beacon Trust Company since 2004; Chief Executive Officer of Allied Capital Management LLC (1997-2004); Vice President – Investments of Honeywell International Inc. (1977-2004); Director of Teton Advisors, Inc. (financial services) (2008-2010)	Director of CH Energy Group (energy services); Trustee of Levco Series Trust Mutual Funds through 2005; Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors Fund (BPI) LLC through December 2007

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 76	Since 2006**	35	President of the law firm of Anthony J. Colavita, P.C.	—
James P. Conn Trustee Age: 73	Since 2006***	19	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006
Clarence A. Davis Trustee Age: 70	Since 2006***	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Oneida Ltd. (kitchenware); (2005-2006) Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply); Director of Sonesta International Hotels Corp. (hotels); (2005-2006)
Mario d’Urso Trustee Age: 71	Since 2006*	5	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	—
Arthur V. Ferrara Trustee Age: 81	Since 2006***	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—
Michael J. Melarkey Trustee Age: 62	Since 2006*	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)
Salvatore J. Zizza Trustee Age: 66	Since 2006**	29

Chairman (since 1978) of Zizza & Company, Ltd. (financial consulting); Chairman (since 2006) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2000) of BAM Inc. (manufacturing); Chairman (since 2009) of E-Corp English (business services)

Non-Executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice Chairman and Director of Trans-Lux Corporation (business services); Chairman and Chief Executive Officer of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Schieb Inc. (automotive painting) through April 2009.

THE GDL FUND

ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 60	Since 2006 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Agnes Mullady Treasurer and Secretary Age: 53	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Carter W. Austin Vice President Age: 45	Since 2006	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli Funds, LLC since 1996
Laurissa M. Martire Vice President Age: 35	Since 2010	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex
David I. Schachter Vice President and Ombudsman Age: 58	Since 2006	Vice President and or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds complex; Vice President of Gabelli & Company, Inc. since 1999

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2014 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with the Investment Adviser and with Gabelli & Company, Inc., which is a principal underwriter for the Fund’s common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an “interested person” of the Fund as a result of a family member’s affiliation with the Adviser.
4	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
5	Trustees who are not interested persons are considered “Independent” Trustees.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 15, 2011, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GDL FUND

INCOME TAX INFORMATION (Unaudited)

December 31, 2011

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share	Ordinary Investment Income (a)	Long-Term Capital Gains	Return of Capital (b)	Dividend Reinvestment Price
Common Shares
	03/24/11	03/17/11	$0.32000	$0.10175	–	$0.21825	$13.4906
	06/23/11	06/16/11	0.32000	0.10175	–	0.21825	13.4690
	09/23/11	09/16/11	0.32000	0.10175	–	0.21825	12.2127
	12/16/11	12/13/11	0.32000	0.10073	$0.00102	0.21825	11.8221

			$1.28000	$0.40596	$0.00102	$0.87302
8.500% Series A Cumulative Preferred Shares
	03/28/11	03/21/11	$1.06250	$1.06250	–	–
	05/31/11		0.76740	0.76740	–	–

			$1.82990	$1.82990	–	–
7.000% Series B Cumulative Preferred Shares
	06/27/11	06/20/11	$0.69028	$0.69028	–	–
	09/26/11	09/19/11	0.87500	0.87500	–	–
	12/27/11	12/19/11	0.87500	0.86600	$0.00900	–

			$2.44028	$2.43128	$0.00900	–

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2011 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long-term gain distributions for the fiscal year ended December 31, 2011 were $21,066 or the maximum amount.

Corporate Dividends Received Deductions, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common shareholders ordinary income dividends of $0.40596 per share in 2011. For the year ended December 31, 2011, 0.00% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 17.28% of the ordinary income distribution was qualified dividend income and 100% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2011 derived from U.S. Treasury securities was 0.23%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2011. The percentage of U.S. Treasury securities held as of December 31, 2011 was 38.02%.

Historical Distribution Summary

	Investment Income (c)	Short-Term Capital Gains (c)	Long-Term Capital Gains	Return of Capital (b)	Total Distributions (a)	Adjustment to Cost Basis
Common Shares
2011	$0.00667	$0.39930	$0.00102	$0.87302	$1.28000	$0.87302
2010	–	0.02364	–	1.25636	1.28000	1.25636
2009	–	–	–	1.28000	1.28000	1.28000
2008	0.25080	0.42760	–	0.92160	1.60000	0.92160
2007	0.29820	0.90180	–	–	1.20000	–
8.500% Series A Cumulative Preferred Shares
2011	$0.03000	$1.79990	–	–	$1.82990	–
2010	–	4.25000	–	–	4.25000	–
2009	–	0.51628	–	$3.20247	3.71875	$3.20247
7.000% Series B Cumulative Preferred Shares
2011	$0.03992	$2.39135	$0.00900	–	$2.44028	–

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GDL FUND

ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

During the six months ended December 31, 2011, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio management team, the team leader, the depth of the analyst pool available to the Adviser and the portfolio team, and the scope of services provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio team, including the merger arbitrage area.

Investment Performance. The Independent Board Members reviewed the information regarding the investment performance of the Fund since inception in comparison with a group of global closed-end funds and a group of open-end funds employing similar portfolio strategies. The Independent Board Members noted that the Fund’s performance in comparison with the closed-end fund peer group was in the top quartile for the one year period and in the top third for the three year period. However, they also noted that the closed-end fund peer group comparison was of limited usefulness as the peer group did not contain any other funds engaged primarily in arbitrage transaction activities. The Independent Board Members noted that the Fund’s performance in comparison with the open-end fund peer group over the same periods was average.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser and also noted that the fulcrum fee was designed so that the Adviser would likely experience higher than average profitability if the Fund substantially outperformed the T-Bill Index and that the performance to date has resulted in fee rates that have varied from the lowest fee under the formula to the highest.

Economies of Scale. The Independent Board Members noted that meaningful economies of scale could not occur in the absence of secondary offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee for the Fund did not take into account any potential economies of scale that might develop.

Service and Cost Comparisons. The Independent Board Members reviewed the Fund’s expense ratios and found them to be above average within the closed-end peer group. They also compared the structure of the investment management fee with the fees for other funds managed by the Adviser and considered fees charged by an affiliated adviser for advisory services to an unregistered arbitrage fund and for sub-advisory services to another registered arbitrage fund.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and satisfactory performance. The Independent Board Members determined that the reference index chosen for the fulcrum fee structure was appropriate inasmuch as arbitrage performance is often measured against risk free returns, that the rate of profit sharing built into the formula was fair, that the maximum fee was not unreasonable (particularly in light of the requirement of earning the higher returns necessary for higher fee levels net of the higher fees) and that the one year measuring period was sufficient and consistent with the short-term nature of the Fund’s investment program. The Independent Board Members also concluded that the fee was structured in a favorable manner to investors in relation to the performance of the Fund and in relation to other arbitrage funds of which they were aware. The Board concluded that the profitability of the Fund to the Adviser was reasonable in view of the performance necessary to achieve any particular level of profitability and potential economies of scale and potential additional profit to the Adviser and its affiliates from portfolio execution services were not a significant factor in their thinking. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend approval of the Advisory Agreement to the full Board.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The GDL Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us.  This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services—like a transfer agent—we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

TRUSTEES AND OFFICERS

THE GDL FUND

One Corporate Center, Rye, NY 10580-1422

Trustees

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Michael J. Melarkey

Attorney-at-Law,

Avansino, Melarkey, Knobel & Mulligan

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Laurissa M. Martire

Vice President

David I. Schachter

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar

American Stock Transfer and Trust Company

Stock Exchange Listing

	Common	7.00% Preferred
NYSE–Symbol:	GDL	GDL PrB
Shares Outstanding:	21,078,689	2,879,758

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GDL Q4/2011

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,000 for 2010 and $20,000 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2010 and $0 for 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 for 2010 and $3,200 for 2011. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax return.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2010 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,100 for 2010 and $49,500 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Clarence Davis and Salvatore J. Zizza.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

1

recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

2

provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

— Operations

— Legal Department

— Proxy Department

— Investment professional assigned to the account

3

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•

Shareholder Vote Authorization Forms (“VAFs”)—Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

4

proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

5

sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

7

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

8

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

9

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

10

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

11

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

13

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

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Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The GDL Fund, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2011. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	17.8B	7	3.8B
	Other Pooled Investment Vehicles:	16	604.9M	13	551.7M
	Other Accounts:	1,766	13.4B	9	1.4B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2011.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/11 through 07/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/ A	Common – N/A Preferred Series B – N/A	Common –21,131,897 Preferred Series B –2,879,758

Month #2 08/01/11 through 08/31/11	Common – 13,234 Preferred Series B – N/A	Common – $12.7383 Preferred Series B – N/ A	Common – 13,234 Preferred Series B – N/A	Common – 21,131,897 – 13,234 = 21,118,663 Preferred Series B – 2,879,758

Month #3 09/01/11 through 09/30/11	Common – 14,974 Preferred Series B – N/A	Common – $12.1983 Preferred Series B – N/ A	Common – 14,974 Preferred Series B – N/A	Common – 21,118,663 – 14,974 = 21,103,689 Preferred Series B – 2,879,758

Month #4 10/01/11 through 10/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/ A	Common – N/A Preferred Series B – N/A	Common – 21,103,689 Preferred Series B – 2,879,758

Month #5 11/01/11 through 11/30/11	Common – 25,000 Preferred Series B – N/A	Common – $12.1583 Preferred Series B – N/ A	Common – 25,000 Preferred Series B – N/A	Common – 21,103,689 – 25,000 = 21,078,689 Preferred Series B – 2,879,758

Month #6 12/01/11 through 12/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/ A	Common – N/A Preferred Series B – N/A	Common – 21,078,689 Preferred Series B – 2,879,758

Total	Common – 53,208 Preferred Series B – N/A	Common – $12.3649 Preferred Series B – N/ A	Common – 53,208 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The GDL Fund (formerly, The Gabelli Global Deal Fund)

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/9/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/9/12

*	Print the name and title of each signing officer under his or her signature.